UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on April 27, 2016

BANK OF AMERICA	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 2, 2016
	Date: April 27, 2016	Time: 10:00 am Local Time
	Location:	Hilton Charlotte Center City 222 East Third Street Charlotte, North Carolina 28202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or request a paper copy (see reverse side).

We encourage you to access and review all of the information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

  How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow available (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 15, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:  Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Stockholder Meeting Registration: To vote and/or obtain an admission ticket to attend the meeting, go to the “stockholder meeting registration” link at www.proxyvote.com.

Vote In Person:  If you choose to vote your shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. The possession of proof of stock ownership, or an attendance ticket, and valid, government-issued identification are required to be admitted to the meeting. Please check the meeting materials for the meeting attendance requirements.

Voting Items

The Board of Directors recommends you vote FOR

the election of each director:

1.	Election of Directors:

Nominees:

1a.	Sharon L. Allen

1b.	Susan S. Bies

1c.	Jack O. Bovender, Jr.

1d.	Frank P. Bramble, Sr.

1e.	Pierre J.P. de Weck

1f.	Arnold W. Donald

1g.	Linda P. Hudson

1h.	Monica C. Lozano

1i.	Thomas J. May

1j.	Brian T. Moynihan

1k.	Lionel L. Nowell, III

1l.	Thomas D. Woods

1m.	R. David Yost

The Board of Directors recommends you vote FOR the following proposals:

2.	Approving Our Executive Compensation (an Advisory, Non-binding “Say on Pay” Resolution)

3.	Ratifying the Appointment of Our Independent Registered Public Accounting Firm for 2016

The Board of Directors recommends you vote AGAINST the following proposal:

4.	Stockholder Proposal – Clawback Amendment

Voting Instructions